UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant To Section 13 or 15(D)
                     of the Securities Exchange Act of 1934


                Date of earliest event reported: August 26, 2004


                        GLOBAL ENTERTAINMENT CORPORATION
               (Exact name of registrant as specified in charter)


          Nevada                       0-50643                    86-0933274
(State or Other Jurisdiction         (Commission                (IRS Employer
    of Incorporation)                File Number)            Identification No.)


                           4909 E. McDowell, Suite 104
                           Phoenix, Arizona 85008-4293
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (480) 994-0772

ITEM 7.01 REGULATION FD DISCLOSURE

     On August 26, 2004, Global Entertainment Corporation ("GEC") issued a news release announcing earnings for the fiscal year ended May 31, 2004, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by this reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (b) Exhibits

     Exhibit No.                         Description
     -----------                         -----------

        99.1 Press release of Global Entertainment Corporation dated August 26, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       GLOBAL ENTERTAINMENT CORPORATION


Date: August 27, 2004                  /s/  Richard Kozuback
                                       -----------------------------------
                                       Richard Kozuback
                                       President and
                                       Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.                          Description
-----------                          -----------

  99.1         Press release of Global Entertainment Corporation dated
               August 26, 2004.